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                                                                   EXHIBIT 10.29


                       MASTER LOAN AND SECURITY AGREEMENT



THIS MASTER LOAN AND SECURITY AGREEMENT dated as of March 25, 1999, is made by KeraVision, Inc. (the "Borrower"), a Delaware corporation having its principal place of business and chief executive office at 48630 Milmont Drive, Fremont, California, 94538, in favor of Transamerica Business Credit Corporation, a Delaware corporation (the "Lender"), having its principal office at 9399 West Higgins Road, Suite 600, Rosemont, Illinois 60018 and having an office at 76 Batterson Park Road, Farmington, Connecticut 06032.

          WHEREAS, the Borrower has requested that the Lender make Loans to the Borrower; and

          WHEREAS, the Lender has agreed to make such Loans on the terms and conditions of this Agreement.

          NOW, THEREFORE, in consideration of the premises and to induce the Lender to extend credit, the Borrower hereby agrees with the Lender as follows:

          SECTION  1.  DEFINITIONS.
                       -----------

          As used herein, the following terms shall have the following meanings, and shall be equally applicable to both the singular and plural forms of the terms defined:

          Agreement shall mean this Master Loan and Security Agreement together
          ---------
with all schedules and exhibits hereto, as amended, supplemented, or otherwise modified from time to time.

          Applicable Law shall mean the laws of the State of Illinois (or any
          --------------
other jurisdiction whose laws are mandatorily applicable notwithstanding the parties' choice of Illinois law) or the laws of the United States of America, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

          Business Day shall mean any day other than a Saturday, Sunday, or
          ------------
public holiday or other day that banks in New York City are authorized by law to be closed.

Cash Equivalents means (i) securities issued or directly and fully guaranteed or
----------------
insured by the United States of America or any agency or instrumentality thereof having a maturity of not more than one year from the date acquired;
(ii) time deposits and certificates of deposit with maturities of not more than one year from the date acquired, issued by any U.S. federal or state chartered commercial bank of recognized standing which has capital and unimpaired surplus in excess of $100,000,000; (iii) investments in money market funds registered under the Investment Company Act of 1940; (iv) mutual funds, at least 90% of the assets of which constitute Cash Equivalents of the kinds described in clauses
(i) (iii) of this definition; (v) commercial paper issued by the parent corporation of any domestic commercial bank of recognized standing having capital and surplus in excess of $100,000,000, the parent corporation of any Bank, and commercial paper of any domestic corporation rated at least A-1 or the equivalent thereof by S&P or the equivalent thereof by Moody's and, in each case, having a maturity not exceeding ninety (90) days from the date of acquisition,(vi) fully secured repurchase obligations with a term of not more than seven (7) days from underlying securities of the types described in clause
(i) above entered into with any bank meeting the qualifications established in clause (ii) above, (vii) high-grade corporate bonds rated at least AA or the equivalent thereof by S&P or the equivalent thereof by Moody's, (viii) marketable securities, and (ix) other instruments, commercial paper or investments acceptable to the Lender in its sole discretion.

          Closing Date means the date first set forth above.
          ------------

          Code shall have the meaning specified in Section 8(d).
          ----

          Collateral shall have the meaning specified in Section 2.
          ----------
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          Collateral Access Agreement shall mean any landlord waiver, mortgagee
          ---------------------------
waiver, bailee letter, or similar acknowledgement of any warehouseman or processor in possession of any Collateral.

          Contingent Obligation means any direct, indirect, contingent or non-
          ---------------------
contingent guaranty or obligation for the indebtedness of another Person, except endorsements in the ordinary course of business.

          Effective Date shall mean the date on which all of the conditions
          --------------
specified in Section 3.3 shall have been satisfied.

          Event of Default shall mean any event specified in Section 7.
          ----------------

          Financial Statements shall have the meaning specified in Section 6.1.
          --------------------

          GAAP shall mean generally accepted accounting principles in the United
          ----
States of America, as in effect from time to time.

          Intellectual Property shall mean all patents, patent applications,
          ---------------------
patent rights, trademarks, trademark applications, trademark rights, trade names, trade name rights, service marks and copyrights (whether registered or not) now or in the future owned or possessed by the Borrower.

          Loans shall mean the loans and financial accommodations made by the
          -----
Lender to the Borrower in accordance with the terms of this Agreement and any Note delivered hereunder.

          Loan Documents shall mean, collectively, this Agreement, any Note
          --------------
delivered hereunder, and all other documents, agreements, certificates and instruments executed and delivered in connection herewith and therewith, as the same may be modified, extended, restated, or supplemented from time to time.

          Material Adverse Change shall mean, with respect to any Person, a
          -----------------------
material adverse change in the business, operations, results of operations, assets, liabilities, or financial condition of such Person taken as a whole.

          Material Adverse Effect shall mean, with respect to any Person, a
          -----------------------
material adverse effect on the business, operations, results of operations, assets, liabilities, or financial condition of such Person taken as a whole.

          Note shall mean each Promissory Note, in substantially the form
          ----
attached hereto, made by the Borrower in favor of the Lender, as amended, supplemented, or otherwise modified from time to time.

          Obligations shall mean  the Loans made hereunder, advances, debts,
          -----------
liabilities and obligations, owing by Borrower to Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, which may arise under, out of, or in connection with, this Agreement, or any other agreement executed in connection herewith.

          Other Obligations shall mean  advances, debts, liabilities and
          -----------------
obligations, owing by Borrower to Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, which may arise under, out of, or in connection with, any loan document other than this Agreement or any other agreement other than this Agreement executed in connection therewith or otherwise (including a Master Lease Agreement dated as of November 17, 1998 ("Master Lease")), whether arising by reason of an extension of credit, opening, guaranteeing or confirming of a letter of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment, purchase, discount or otherwise), whether absolute or contingent, due or to become due, now due or hereafter arising and however acquired, but specifically excluding Obligations. Notwithstanding the foregoing the Other Obligations shall expressly exclude the Obligations.

          Permitted Indebtedness shall mean: (a) indebtedness incurred under the
          ----------------------
Master Lease Agreement dated as of November 17, 1998 between the Borrower and the Lender, (b) indebtedness under this Agreement and the other Loan Documents,
(c) trade or other similar indebtedness incurred in the ordinary course of business (but

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not for borrowed money), (i) not more than 90 days past due, or (ii) being contested in good faith and by appropriate proceedings, (d) contingent liabilities permitted pursuant to Section 5.17, (e) indebtedness in an amount up to $3,000,000.00 for new equipment purchases, to the extent that such indebtedness is secured by specific items of equipment financed, and (f) other indebtedness not secured by any assets of the Borrower provided such indebtedness shall not be paid until any and all indebtedness of Lender has been paid.

          Permitted Liens shall mean such of the following as to which no
          ---------------
enforcement, collection, execution, levy, or foreclosure proceeding shall have been commenced: (a) liens for taxes, assessments, and other governmental charges or levies or the claims or demands of landlords, carriers, warehousemen, mechanics, laborers, materialmen, and other like Persons arising by operation of law in the ordinary course of business for sums which are not yet due and payable, or liens which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are maintained to the extent required by GAAP; (b) deposits or pledges to secure the payment of worker's compensation, unemployment insurance, or other social security benefits or obligations, public or statutory obligations, surety or appeal bonds, bid or performance bonds, or other obligations of a like nature incurred in the ordinary course of business; (c) licenses, restrictions, or covenants for or on the use of the Collateral arising in the ordinary course of business or which do not materially impair either the use of the Collateral in the operation of the business of the Borrower or the value of the Collateral;
(d) attachment or judgment liens so long as an appeal or proceeding for review is being diligently prosecuted in good faith and reserves, bonds or other security established or provided and all such security and efforts of Borrower are acceptable to Lender and sufficient evidence of such security has been provided to Lender or are fully covered by insurance; and (e) a lien on any item of equipment created substantially simultaneously with the acquisition of such equipment for the purpose of financing such acquisition, provided that such lien shall attach only to the equipment acquired.

          Person shall mean any individual, sole proprietorship, partnership,
          ------
limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party, or government (including any division, agency, or department thereof), and the successors, heirs, and assigns of each.

          Receivable shall have the meaning set forth in Section 8(e).
          ----------

          Schedule shall mean schedule A hereto containing certain information
          --------
pertaining to the Borrower.

          Solvent means, with respect to any Person, that as of the date as to
          -------
which such Person's solvency is measured:

          (a) the fair saleable value of its assets is in excess of the total amount of its liabilities (including contingent liabilities as valued in accordance with GAAP) as they become absolute and matured;

          (b) it has sufficient capital to conduct its business; and

          (c) it is able generally to meet its debts as they mature.

          Taxes shall have the meaning specified in Section 5.5.
          -----

         SECTION 2. CREATION OF SECURITY INTEREST; COLLATERAL.  The Borrower
                    -----------------------------------------
hereby assigns and grants to the Lender a continuing general first priority, first lien on, and security interest in, all the Borrower's right, title, and interest in and to the collateral described in the next sentence (the "Collateral") to secure the payment and performance of all the Obligations and other Obligations. The collateral consists of:

               (i) all present and future machinery, equipment, furniture, fixtures, leasehold improvements, conveyors, tools, materials, storage and handling equipment, hydraulic presses, cutting equipment, computer equipment and hardware, including central processing units, terminals, drives, memory units, printers, keyboards, screens, peripherals and input or output devices, molds, dies, stamps, and other equipment of every kind and nature and wherever situated now or hereafter owned and held for use by the Borrower or in which the Borrower may have any

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          interest as lessee (to the extent of such interest as of the date hereof), together with all additions and accessions thereto, all replacements and all accessories and parts therefore, all manuals, blueprints, know-how, warranties and records in connection therewith (including, without limitation, any computer software, whether on tape, disc, card, strip or cartridge or in any other form) and all rights against suppliers, warrantors, manufacturers, and sellers or others in connection therewith, together with all substitutes for any of the foregoing;


               (ii) all present and future goods intended for sale, lease or other disposition by the Borrower including, without limitation, all raw materials, work in process, systems, accessories, spare parts, finished goods and other retail inventory, goods in the possession of outside processors or other third parties, consigned goods (to the extent of the consignee's interest therein), materials, parts and supplies of any kind, nature or description which are or might be used in connection with the manufacture, packing, shipping, advertising, selling or finishing of any such goods, all documents of title or documents representing the same and all records, files and writings (including, without limitation, any computer software, whether on tape, disc, card, strip or cartridge or in any other form) with respect thereto;

               (iii) all investment property of Borrower, including all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, and whether now existing or hereafter acquired or arising;

               (iv) all of the Borrower's present and future accounts (including rights to receive payments for goods sold or services rendered arising out of the sale or delivery of personal property or work done or labor performed), instruments, documents, documents of title, contract rights, agreements, understandings, open purchase and sale orders, promissory notes, chattel paper, documents, tax refunds, rights to receive tax refunds, bonds, certificates, insurance policies, insurance proceeds, royalties, rights to receive fees, royalties and other payments under license agreements, permits, franchise rights, authorizations, customer and supplier lists, rights of indemnification, contribution and subrogation, leases, computer tapes, programs, discs and software, trade secrets, computer service contracts, logos, goodwill, deposits, causes of action, choses in action, judgments, designs, blueprints, quotations and bids, plans, specifications, sales literature, know-how, all other general intangibles (other than Intellectual Property) claims against third parties of every kind or nature, notes, securities, bonds, drafts, acceptances, letters of credit and rights to receive payments under letters of credit, deposit accounts, accounts receivable, book accounts, prepaid expenses, credits and reserves and all forms of obligations whatsoever owing, now or hereafter owing to Borrower, instruments, documents of title, leasehold rights, all property of Borrower at any time in the possession or under the control of Lender, books, ledgers, files (including credit and project files) and records (including tax records) with respect to any collateral or security, together with all right, title, security and guaranties with respect to thereto, including any right of stoppage in transit;


          (v) all additions and accessions thereto and substitutions and replacements thereof, and improvements thereon, and all proceeds (whether cash or other property) and products hereof, including, without limitation, all proceeds of insurance covering the same and all tort claims in connection therewith, and all records, files, computer programs and files, data and writings relating to the foregoing, and all equipment containing the foregoing; and

          (vi) any and all proceeds arising out of the sale or other disposition of Intellectual Property.

Notwithstanding the foregoing provisions of this Section 2, such grant of a security interest shall not extend to, and the term "Collateral" shall not include:
          (a) any general intangibles of the Borrower consisting of licenses or similar contracts, to the extent that (i) such general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor thereof or other applicable party thereto and (ii) such consent has not been obtained; provided, however, that the foregoing grant of security interest shall extend to, and the term "Collateral" shall include, (A) any general intangible which is a Receivable or a proceed of, or otherwise related to the enforcement or collection of, any Receivable, or goods which are the subject of any Receivable,
(B) any and all proceeds of any general intangibles which are otherwise excluded to the extent that the assignment or encumbrance of such proceeds is not so restricted, and (C) upon obtaining the consent of any such licensor or other applicable party's consent with respect to any such otherwise excluded general intangibles, such general intangibles as well as any and all proceeds thereof that might have been previously excluded from such grant of a security interest and the term "Collateral"; and
          (b) any Intellectual Property.

          SECTION  3.  THE CREDIT FACILITY.
                       -------------------

               SECTION 3.1. Borrowings. The Lender, subject to the terms and conditions of this Agreement, agrees to make a Loan to Borrower on the Effective Date, at Borrower's request, in an aggregate principal amount equal to $5,000,000. . Notwithstanding anything herein to the contrary, the Lender shall be obligated to make such Loan only after the Lender, in its good faith business judgement, determines that the applicable conditions for borrowing contained in Sections 3.3 and 3.4 are satisfied. The Borrower acknowledges and agrees to pay Lender all amounts pursuant to the terms and conditions of this Agreement and the Note attached hereto and made a part hereof.

               SECTION 3.2. Application of Proceeds. The Borrower shall use the proceeds of the Loans for its general working capital purposes.

               SECTION  3.3.  Conditions to Loans.

          (a) The obligation of the Lender to make the Loans is subject to the Lender's receipt of the following, on or before the Closing Date, each dated the date of the first Loan or as of an earlier date acceptable to the Lender, in form and substance satisfactory to the Lender and its counsel:

               (i) completed requests for information (Form UCC-11) listing all effective Uniform Commercial Code financing statements naming the Borrower as debtor and all tax lien, judgment, and litigation searches for the Borrower as the Lender shall reasonably deem necessary or desirable;

               (ii) acknowledgment copies of Uniform Commercial Code financing statements (naming the Lender as secured party and the Borrower as debtor), duly filed in all jurisdictions that the Lender deems necessary or desirable to perfect and protect the security interests created hereunder, and evidence that all other filings, registrations and recordings have been made in the appropriate governmental offices, and all other action has been taken, which shall be necessary to create, in favor of the Lender, a perfected Lien on the Collateral;

               (iii) a Note duly executed by the Borrower evidencing the amount of such Loan;

               (iv) if requested by the Lender, a Collateral Access Agreement duly executed by the lessor or mortgagee, as the case may be, of each premises where the equipment Collateral is located;

               (v) a Notice of Security Interest, in form and substance satisfactory to the Lender and its counsel, to each financial institution at which any deposit accounts of Borrower are maintained;

               (vi) certificates of insurance required under Section 5.4 of this Agreement together with loss payee endorsements for all such policies naming the Lender as lender loss payee and as an additional insured;

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

               (vii) a certificate of the Secretary or an Assistant Secretary of the Borrower ("Secretary's Certificate") certifying (A) that attached to the Secretary's Certificate is a true, complete, and accurate copy of the resolutions of the Board of Directors of the Borrower (or a unanimous consent of directors in lieu thereof) authorizing the execution, delivery, and performance of this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, and that such resolutions have not been amended or modified since the date of such certification and are in full force and effect; (B) the incumbency, names, and true signatures of the officers of the Borrower authorized to sign the Loan Documents to which it is a party; (C) that attached to the Secretary's Certificate is a true and correct copy of the Articles or Certificate of Incorporation of the Company, as amended, which Articles or Certificate of Incorporation have not been further modified, repealed or rescinded and are in full force and effect; (D) that attached to the Secretary's Certificate of the Borrower is a true and correct copy of the Bylaws, as amended, which Bylaws of the Company have not been further modified, repealed or rescinded and are in full force and effect; and (E) that attached to the Secretary's Certificate is a valid Certificate of Good Standing issued by the Secretary of the State of the Borrower's state of incorporation;

               (viii) the opinion of Latham & Watkins, special counsel for the Borrower covering such matters incident to the transactions contemplated by this Agreement as the Lender may reasonably require;

               (ix) evidence of the consent or authorization of, filing with or other act by or in respect of any governmental agency or authority or any other Person required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby; and

               (x) such other documents, agreements and instruments as the Lender deems necessary in its sole and absolute discretion in connection with the transactions contemplated hereby.

          (b) The security interests in the Collateral granted in favor of the Lender under this Agreement shall have been duly perfected and shall constitute first priority liens, except for Permitted Liens.

          SECTION 3.4. Additional Conditions Precedent. The obligation of the Lender to make each Loan is subject to the satisfaction of the following additional conditions precedent:

          (a) There shall be no pending or, to the knowledge of the Borrower after due inquiry, threatened litigation, proceeding, inquiry, or other action
(i) seeking an injunction or other restraining order, damages, or other relief with respect to the transactions contemplated by this Agreement or the other Loan Documents or (ii) which affects or could affect the business, operations, results of operations , , assets, liabilities, or financial condition of the Borrower, except, in the case of clause (ii), where such litigation, proceeding, inquiry, or other action could not reasonably be expected to have a Material Adverse Effect in the judgment of the Lender;

          (b) all representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such Loan as if then made, other than representations and warranties that expressly relate solely to an earlier date, in which case they shall have been true and correct as of such earlier date;

          (c) no Event of Default or event which with the giving of notice or the passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing or would result from the making of the requested Loan as of the date of such request; and

          (d) the Borrower shall be deemed to have hereby reaffirmed and ratified all security interests, liens, and other encumbrances heretofore granted by the Borrower to the Lender.

               SECTION 3.5. Interest Rate; Repayment. The interest rate applicable to each Loan

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made by the Lender hereunder, and the repayment date for such Loan, are as set forth in the Note evidencing such Loan.

               SECTION  4.  REPRESENTATIONS AND WARRANTIES. The Borrower
                            ------------------------------
represents and warrants as follows:

               SECTION 4.1. Good Standing; Qualified to do Business. The Borrower (a) is duly organized, validly existing, and in good standing under the laws of the State of its organization, (b) has the power and authority to own its properties and assets and to transact the businesses in which it is presently, or proposes to be, engaged, and (c) is duly qualified and authorized to do business and is in good standing in every jurisdiction in which the failure to be so qualified could reasonably be expected to have a Material Adverse Effect on (i) the Borrower, (ii) the Borrower's ability to perform its obligations under the Loan Documents, or (iii) the rights of the Lender hereunder.

               SECTION 4.2. Due Execution, etc. The execution, delivery, and performance by the Borrower of each of the Loan Documents to which it is a party are within the powers of the Borrower, do not contravene the organizational documents, if any, of the Borrower, and do not (a) violate any law or regulation, or any order or decree of any court or governmental authority, (b) conflict with or result in a breach of, or constitute a default under, any material indenture, mortgage, or deed of trust or any material lease, agreement, or other instrument binding on the Borrower or any of its properties, or (c) require the consent, authorization by, or approval of or notice to or filing or registration with any governmental authority or other Person, except as may be set forth in the Schedule. This Agreement is, and each of the other Loan Documents to which the Borrower is or will be a party, when delivered hereunder or thereunder, will be, the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by general principles of equity.

               SECTION 4.3. Solvency; No Liens. The Borrower is Solvent and will be Solvent upon the completion of all transactions contemplated to occur hereunder (including, without limitation, the Loan to be made on the Effective Date); the security interests granted herein constitute and shall at all times constitute the first and only liens on the Collateral other than Permitted Liens; and the Borrower is, or will be at the time additional Collateral is acquired by it, the absolute owner of the Collateral with full right to pledge, sell, consign, transfer, and create a security interest therein, free and clear of any and all claims or liens in favor of any other Person other than Permitted Liens.

               SECTION 4.4. No Judgments, Litigation. No judgments are outstanding against the Borrower nor is there now pending or, to the best of the Borrower's knowledge, threatened any litigation, contested claim, or governmental proceeding by or against the Borrower except judgments and pending or threatened litigation, contested claims, and governmental proceedings which would not, in the aggregate, reasonably be expected to have a Material Adverse Effect on the Borrower.

               SECTION 4.5. No Defaults. The Borrower is not in default or has not received a notice of default under any material contract, lease, or commitment to which it is a party or by which it is bound. The Borrower knows of no dispute regarding any contract, lease, or commitment which could be expected to have a Material Adverse Effect on the Borrower.

               SECTION 4.6. Collateral Locations. The address of the principal place of business and chief executive office of Borrower is, and the books and records of Borrower and all of its chattel paper and records relating to Collateral are maintained exclusively in the possession of Borrower at, the address of Borrower specified in the heading of this Agreement. Borrower has places of business, and tangible Collateral (except Collateral in the possession of outside processors) is located, only at such address and at the addresses set forth in the Schedule and at any additional locations reported to the Lender as provided in Section 5.7.

               SECTION 4.7. Corporate and Trade Names; Federal Tax ID. During the past five years, Borrower has not been known by or used any other corporate, trade or fictitious name except for its name as set forth on the signature page of this Agreement and the other names specified in the Schedule. The Borrower's Federal Tax ID number is as set forth in the Schedule.

               SECTION 4.8. No Events of Default. As of the date of any Loan, no Event of Default has occurred and is continuing nor has any event occurred which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

               SECTION 4.9. No Limitation on Lender's Rights. Except as permitted herein, none of the Collateral is subject to contractual obligations that may restrict or inhibit the Lender's rights or abilities to sell or dispose of the Collateral or any part thereof after the occurrence of an Event of Default, except in connection with contractual obligations constituting Permitted Liens.

               SECTION 4.10. Perfection and Priority of Security Interest. This Agreement and the Loan Documents create a valid and, upon completion of all required notice with respect to deposit accounts and filings of financing statements, perfected, and first priority and exclusive, security interest in the Collateral to the extent a security interest can be perfected by such notice or filing, except for Permitted Liens, securing the payment of all the Obligations.

               SECTION 4.11. Intellectual Property. Set forth in the Schedule is a complete and accurate list of all patents, trademarks, trade names, service marks and copyrights (registered and unregistered), and all applications therefor and licenses thereof, of Borrower. Borrower owns or licenses all material patents, trademarks, service-marks, logos, tradenames, trade secrets, know-how, copyrights, or licenses and other rights with respect to any of the foregoing, which are necessary or advisable for the operation of its business as presently conducted or proposed to be conducted. To the best of its knowledge after due inquiry, Borrower has not infringed any patent, trademark, service-mark, tradename, copyright, license or other right owned by any other Person by the sale or use of any product, process, method, substance, part or other material presently contemplated to be sold or used, where such sale or use would reasonably be expected to have a Material Adverse Effect on Borrower and except as set forth in the Schedule no claim or litigation is pending, or to the best of Borrower's knowledge, threatened against or affecting Borrower that contests its right to sell or use any such product, process, method, substance, part or other material.

               SECTION 4.12. Consents and Filings. No consent, authorization or approval of, or filing with or other act by, any shareholders of Borrower or any governmental authority or other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby or thereby or the continuing operations of Borrower following such consummation, except (i) those that have been obtained or made, (ii) the filing of financing statements under the Code (iii) any necessary filings with U.S. Copyright Office and the U.S. Patent and Trademark Office and (iv) in the case of those required in connection with the continuing operations of Borrower following consummation of the transactions contemplated hereby, those Borrower expects to obtain as and when so required without cost, expense or delay which could reasonably be expected to have a Material Adverse Effect on Borrower.

              SECTION 4.13. Year 2000 Compliance. The Borrower reasonably believes that all computer applications (including those of its suppliers and vendors) that are material to its business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 compliant"), except to the extent that a failure to do so could not reasonably be expected to have Material Adverse Effect.

               SECTION 4.14. Taxes. Borrower has properly completed and timely filed all income tax returns it is required to file, and all Taxes, assessments, fees and other governmental charges for periods beginning prior to the date of this Agreement have been timely paid (or, if not yet due or being disputed in good faith, adequate reserves therefor have been established in accordance with
GAAP) and Borrower has no liability for Taxes in excess of the amounts so paid or reserves so established. No deficiencies for Taxes have been claimed, proposed or assessed by any taxing or other governmental agency or authority against Borrower and no notice of any tax lien (other than Permitted Liens) has been filed. There are no pending or (to the best knowledge of Borrower) threatened audits, investigations or claims for or relating to any liability for Taxes and there are no matters under discussion with any governmental agency or authority which could result in an additional material liability for Taxes.

               SECTION 4.15. Financial Statements. Borrower has provided to the Lender complete and accurate Financial Statements, which have been prepared in accordance with GAAP (except for the absence of footnotes and subject to normal year-end adjustments with respect to unaudited financial statements) consistently applied throughout the periods involved and fairly present the financial position and results of operations of Borrower for each of the periods covered, subject, in the case of any quarterly financial statements, to normal year-end adjustments and the absence of footnotes. Borrower has no Contingent Obligation or liability for Taxes, unrealized losses, unusual forward or long-term commitments or long-term leases, which is not reflected in such Financial Statements or the footnotes thereto and which would be required to be so reflected by GAAP. Since the last date covered by such Financial Statements, except as set forth in the Schedule there has been no sale, transfer or other disposition by Borrower of any material part of its business or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the financial condition of Borrower at said date. Since said date, (i) there has been no change, occurrence, development or event which has had or could reasonably be expected to have a Material Adverse Effect on Borrower and (ii) none of the capital stock of Borrower has been redeemed, retired, purchased or otherwise acquired for value by Borrower, other than repurchases of stock from terminated service providers or employees.

               SECTION 4.16. Accuracy and Completeness of Information. All data, reports, and information heretofore, contemporaneously, or hereafter furnished by or on behalf of the Borrower in writing to the Lender or for purposes of or in connection with this Agreement or any other Loan Document, or any transaction contemplated hereby or thereby, (a) are or will be true and accurate in all material respects on the date as of which such data, reports, and information are dated or certified and (b) do not and will not omit to state any material fact necessary to make such data, reports, and information not misleading as of the date so dated or certified. There are no facts now known to the Borrower which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect on Borrower and which have not been specified herein, in the Financial Statements, or in any certificate, opinion, or other written statement previously furnished by the Borrower to the Lender.

          SECTION   5.  COVENANTS OF THE BORROWER.
                        -------------------------

               SECTION 5.1. Existence, etc. The Borrower shall: (a) retain its existence and its current yearly accounting cycle, (b) maintain in full force and effect all licenses, bonds, franchises, leases, trademarks, patents, contracts, and other rights necessary or desirable to the conduct of its business unless the failure to do so could not reasonably be expected to have a Material Adverse Effect on the Borrower, (c) continue in, and limit its operations to, the same general lines of business as those presently conducted by it, and (d) comply with all applicable laws and regulations of any federal, state, or local governmental authority, except for such laws and regulations the violations of which would not, in the aggregate, have a Material Adverse Effect on the Borrower.

               SECTION 5.2. Notice to the Lender. As soon as possible, and in any event within five days after the Borrower learns of the following, the Borrower will give written notice to the Lender of the following:

               (a) any proceeding instituted or threatened to be instituted by or against the Borrower in any federal, state, local, or foreign court or before any commission or other regulatory body (federal, state, local, or foreign) involving a sum, together with the sum involved in all other similar proceedings, in excess of $50,000 in the aggregate,

               (b) any contract that is terminated or amended and which termination or amendment has had or could reasonably be expected to have a Material Adverse Effect on the Borrower,

               (c) the occurrence of any Material Adverse Change with respect to the Borrower;

               (d) the occurrence of any Event of Default or event or condition which, with notice or lapse of time or both, would constitute an Event of Default, together with a statement of the action which the Borrower has taken or proposes to take with respect thereto;

               (e) of any discovery or determination by Borrower that any computer application

(including those of its suppliers and vendors) that is material to its business and operations will not be Year 2000 compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect on the Borrower;

               (f) of any material damage to, the destruction of or any other material loss to any Collateral owned or used by Borrower other than any such Collateral with a net book value (individually or in the aggregate) less than $50,000 or any condemnation, confiscation or other taking, in whole or in part, or any event that otherwise diminishes so as to render impracticable or unreasonable the use of such Collateral owned or used by Borrower together with a good faith estimate of the amount of the damage, destruction, loss or diminution in value;

               (g) of any copyright registration made by it, any rights Borrower may obtain to any copyrightable works, new trademarks or any patentable inventions, and of any renewal or extension of any trademark registration, or if it shall otherwise become entitled to the benefit of any patent or patent application or trademark or trademark application; and

               (h) of the opening by the Borrower of any new bank account or other deposit account, and any new securities account.

               SECTION 5.3. Maintenance of Books and Records. Borrower shall (i) maintain books and records (including computer records) pertaining to the Collateral in such detail, form and scope as is customary for companies in similar businesses and (ii) provide the Lender and its agents access to the premises of Borrower at any time and from time to time, during normal business hours and upon reasonable notice under the circumstances, and at any time on and after the occurrence and during the continuation of an Event of Default, or event or condition which, with notice or lapse of time or both, would constitute an Event of Default, for the purposes of (A) inspecting and verifying the Collateral, (B) inspecting and copying (at Borrower's reasonable expense) any and all records pertaining thereto, and (C) discussing the affairs, finances and business of Borrower with any officer, employee or director of Borrower or with Borrower's accountants. Borrower shall reimburse the Lender for the reasonable travel and related expenses of the Lender's employees or, at the Lender's option, of such outside accountants or examiners as may be retained by the Lender to verify or inspect Collateral, records or documents of Borrower once per annum or for special inspections if an Event of Default has occurred and is continuing If the Lender's own employees are used, Borrower shall also pay therefor $600 per person per day (or such other amount as shall represent the Lender's then current standard charge for the same), or, if outside examiners or accountants are used, Borrower shall also pay the Lender such reasonable sum as the Lender may be obligated to pay as fees therefor.

               SECTION 5.4. Insurance. Borrower shall maintain public liability insurance, business interruption insurance, third party property damage insurance and replacement value insurance on its assets (including the Collateral) under such policies of insurance, with such insurance companies, in such amounts and covering such risks as are at all times reasonably satisfactory to the Lender in its good faith business judgement all of which policies covering the Collateral shall name the Lender as an additional insured and lender loss payee in case of loss, and contain other provisions as the Lender may reasonably require to protect fully the Lender's interest in the Collateral and any payments to be made under such policies.

               SECTION 5.5. Taxes. The Borrower will pay, when due, all taxes, assessments, claims, and other charges ("Taxes") lawfully levied or assessed against the Borrower or the Collateral other than taxes that are being diligently contested in good faith by the Borrower by appropriate proceedings promptly instituted and for which an adequate reserve is being maintained by the Borrower in accordance with GAAP. If any Taxes remain unpaid after the date fixed for the payment thereof, or if any lien shall be claimed therefor (other than Permitted Liens), then, without notice to the Borrower, but on the Borrower's behalf, the Lender may pay such Taxes, and the amount thereof shall be included in the Obligations.

               SECTION 5.6. Borrower to Defend Collateral Against Claims; Fees on Collateral. The Borrower will defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Borrower or the Lender. The Borrower will not permit any notice creating or otherwise relating to liens on the Collateral or any portion thereof to exist or be on file in any public office other than Permitted Liens. The Borrower shall promptly pay, when payable, all transportation, storage, and warehousing charges and license fees, registration fees, assessments, charges, permit fees, and taxes (municipal, state, and federal) which may now or hereafter be imposed upon the ownership, leasing, renting, possession, sale, or use of the Collateral, other than taxes on or measured by the Lender's income and fees, assessments, charges, and taxes which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are maintained to the extent required by GAAP.

               SECTION 5.7. Change of Location, Structure, or Identity. The Borrower will give Lender at least 30 days prior written notice of any change of Borrower's chief executive office or of the opening of any additional place of business. The Borrower will not move or permit the movement of any item of Collateral from the locations specified in the Schedule, except that the Borrower may keep Collateral at other locations within the United States provided that the Borrower has delivered to the Lender (i) prior written notice thereof and (ii) duly executed financing statements and other agreements and instruments (all in form and substance satisfactory to the Lender) necessary or, in the reasonable judgment of the Lender, desirable to perfect and maintain in favor of the Lender a first priority security interest in the Collateral. Notwithstanding anything to the contrary in the immediately preceding sentence, the Borrower may keep any Collateral consisting of motor vehicles or rolling stock at any location in the United States provided that the Lender's security interest in any such Collateral is conspicuously marked on the certificate of title thereof and the Borrower has complied with the provisions of Section 5.9.

               SECTION 5.8. Use of Collateral; Licenses; Repair. The Collateral constituting equipment and machines shall be operated by competent, qualified personnel in connection with the Borrower's business purposes, for the purpose for which the Collateral was designed and in accordance with applicable operating instructions, laws, and government regulations, and the Borrower shall use every reasonable precaution to prevent loss or damage to the Collateral from fire and other hazards. The Borrower shall procure and maintain in effect all material orders, licenses, certificates, permits, approvals, and consents required by federal, state, or local laws or by any governmental body, agency, or authority in connection with the delivery, installation, use, and operation of such Collateral.

               SECTION 5.9. Further Assurances. The Borrower will, promptly upon request by the Lender, execute and deliver or use its best efforts to obtain any document reasonably required by the Lender (including, without limitation, warehouseman or processor disclaimers, mortgagee waivers, landlord disclaimers, or subordination agreements with respect to the Obligations and the Collateral), give any notices, execute and file any financing statements, mortgages, or other documents (all in form and substance satisfactory to the Lender), mark any chattel paper, deliver any chattel paper or instruments to the Lender, and take any other actions that are necessary or, in the reasonable judgment of the Lender, desirable to perfect or continue the perfection and the priority of the Lender's security interest in the Collateral, to protect the Collateral against the rights, claims, or interests of any Persons, or to effect the purposes of this Agreement. The Borrower hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Borrower where permitted by law. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. To the extent required under this Agreement, the Borrower will pay all costs incurred in connection with any of the foregoing.

               SECTION 5.10. No Disposition of Collateral. The Borrower will not in any way hypothecate or create or permit to exist any lien, security interest, charge, or encumbrance on or other interest in any of the Collateral, except for the lien and security interest granted hereby and Permitted Liens. In the event the Collateral, or any part thereof, is sold, transferred, assigned, exchanged, or otherwise disposed of in violation of this Agreement, the security interest of the Lender shall continue in such Collateral or part thereof notwithstanding such sale, transfer, assignment, exchange, or other disposition, and the Borrower will hold the proceeds thereof in a separate account for the benefit of the Lender. Following such a sale, the Borrower will transfer such proceeds to the Lender in kind.

               SECTION 5.11. No Limitation on Lender's Rights. The Borrower will not enter into any contractual obligations which may restrict or inhibit the Lender's rights or ability to sell or otherwise dispose of the Collateral or any material part thereof.

               SECTION 5.12. Protection of Collateral. Upon prior written notice to the Borrower (provided that if an Event of Default has occurred and is continuing the Lender need not give any prior written notice), the Lender shall have the right at any time to make any payments and do any other acts the Lender may deem necessary to protect its security interests in the Collateral, including, without limitation, the rights to satisfy, purchase, contest, or compromise any encumbrance, charge, or lien which, in the reasonable judgment of the Lender, appears to be prior to or superior to the security interests granted hereunder (other than Permitted Liens), and appear in, and defend any action or proceeding purporting to affect its security interests in, or the value of, any of the Collateral. The Borrower hereby agrees to reimburse the Lender for all payments made and expenses incurred under this Agreement including reasonable fees, expenses, and disbursements of attorneys and paralegals (including the reasonable allocated costs of in-house counsel) acting for the Lender, including any of the foregoing payments under, or acts taken to protect its security interests in, any of the Collateral, which amounts shall be secured under this Agreement, and agrees it shall be bound by any payment made or act taken by the Lender hereunder absent the Lender's gross negligence or willful misconduct. The Lender shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts.

               SECTION 5.13. Delivery of Items. The Borrower will (a) promptly (but in no event later than two Business Days) after its receipt thereof, deliver to the Lender any documents or certificates of title issued with respect to any property included in the Collateral, and any promissory notes, letters of credit or instruments related to or otherwise in connection with any property included in the Collateral, which in any such case come into the possession of the Borrower, or shall cause the issuer thereof to deliver any of the same directly to the Lender, in each case with any necessary endorsements in favor of the Lender and (b) deliver to the Lender as soon as available copies of any and all press releases and other similar communications issued by the Borrower.

               SECTION 5.14. Solvency. The Borrower shall be and remain Solvent at all times.

               SECTION 5.15. Intellectual Property. The Borrower shall do and cause to be done all things necessary to preserve, maintain and keep in full force and effect all of its registrations of trademarks, service marks and other marks, trade names and other trade rights, patents, copyrights and other intellectual property in accordance with prudent business practices, except to the extent that the failure to preserve or maintain any of the foregoing would not reasonably be expected to have a Material Adverse Effect.

               SECTION 5.16. Fundamental Changes. The Borrower shall not (a) amend or modify its name, unless the Borrower delivers to the Lender thirty days prior to any such proposed amendment or modification written notice of such amendment or modification and within ten days before such amendment or modification delivers executed Uniform Commercial Code financing statements or amendments (in form and substance satisfactory to the Lender) or (b) merge or consolidate with any other entity or make any material change in its capital structure, in each case without the Lender's prior written consent which shall not be unreasonably withheld.

               SECTION 5.17. Contingent Obligations. The Borrower will not, directly or indirectly, incur, assume, or suffer to exist any Contingent Obligation, excluding indemnities given in connection with this Agreement or the other Loan Documents in favor of the Lender or in connection with the sale of inventory or other asset dispositions permitted hereunder, except Contingent Obligations relating to obligations of vendors and suppliers of Borrower in respect of transactions entered into in the normal course of business and trade credit, provided that the aggregate amount of any guarantees and other similar third party credit support shall not exceed $200,000 at any time outstanding, and provided further that no Default or Event of Default shall exist either immediately prior to or after giving effect to the making of the foregoing guarantees or the entering into any third party credit support transactions.

               SECTION 5.18. Change in Nature of Business. The Borrower will not at any time make any material change in the lines of its business as carried on at the date of this Agreement or enter into any new line of business; provided that Borrower may enter businesses reasonably related or incidental to its current lines of business.

               SECTION 5.19. Sales of Assets. The Borrower will not, directly or indirectly, in any fiscal year, sell, transfer or otherwise dispose of any assets, or grant any option or other right to purchase or otherwise acquire any assets other than (i) equipment with an aggregate value of less than $200,000 the proceeds of which, shall be paid to the Lender and applied to the Obligations, (ii) sales of inventory in the ordinary course of business and
(iii) licenses or sublicenses on a non-exclusive basis of intellectual property in the ordinary course of Borrower's business. Nothing contained herein shall prohibit the Borrower from disposing of Collateral which in the aggregate is less than $100,000.00 and which is either obsolete or worn out or otherwise not necessary for the conduct of the Borrower's business.

               SECTION 5.20. Loans to Other Persons. The Borrower will not at any time make loans or advance any credit in excess of $25,000 in the aggregate at any time for all such loans to any Person except to trade debtors or employees, except that Borrower may make cashless advances of credit to senior members of Borrower's management team to purchase restricted stock of Borrower.

               SECTION 5.21. Dividends, Stock Redemptions. Borrower will not, directly or indirectly, pay any dividends or distributions on, purchase, redeem or retire any shares of any class of its capital stock or any warrants, options or rights to purchase any such capital stock, whether now or hereafter outstanding ("Stock"), or make any payment on account of or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of its Stock, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Borrower, except for dividends paid solely in stock of the Borrower and repurchases of stock owned by employees, directors and consultants of Borrower pursuant to terms of employment, consulting or other stock restrictions agreements at such time as any such employee, director or consultant terminates his or her affiliations with the Borrower, provided that no Default or Event of Default shall exist either immediately prior to or after giving effect to such repurchase and provided further thus the total amount paid in connection therewith by Borrower shall not exceed $50,000 in any consecutive 12 month period. Nothing in this Section 5.21 or any Section of this Agreement shall prohibit the Borrower from selling new equity securities to investors (public or private) at such prices and on such terms as the Borrower elects in its sole discretion, including without limitation the issuance of equity securities to employees pursuant to employee stock purchase plans, employee sock option plans, or other incentives plans for officers, directors or employees of the Borrower.

               SECTION 5.22. Investments in Other Persons. Borrower will not, directly or indirectly, at any time make or hold any investment in any Person (whether in cash, securities or other property of any kind) other than investments in Cash Equivalents, except that if Borrower is not in default under any Obligations or Other Obligations to Lender and such investment shall not cause a default or an Event of Default, Borrower may make capital investments in wholly owned subsidiaries of Borrower.

               SECTION 5.23. Acquisition of Stock or Assets. Borrower will not acquire or commit or agree to acquire all or any stock, securities or assets of any other Person other than raw materials, supplies, inventory and equipment acquired in the ordinary course of business, without the prior written consent of Lender, which consent will not be unreasonably withheld, provided the Borrower shall be permitted to acquire directly or indirectly all of the capital stock of Transcend Therapeutics.

               SECTION 5.24. Partnerships; Subsidiaries; Joint Ventures; Management Contracts. Borrower will not at any time create any direct or indirect Subsidiary, enter into any joint venture or similar arrangement (other than joint ventures or strategic partnerships consisting of non-exclusive licensing of technology or the providing of technical support) or become a partner in any general or limited partnership or enter into any management contract (other than an employment contract for the employment of an officer or employee entered into in the regular course of Borrower's business) permitting third party management rights with respect to Borrower's business.

               SECTION 5.25. Limitation on Additional Indebtedness. Borrower shall not incur additional indebtedness other than Permitted Indebtedness without the prior consent of the Lender, which will not be unreasonably withheld. Notwithstanding anything contained in this Agreement to the contrary, Borrower shall not request and Lender shall have no obligation to advance to Borrower any additional funds or enter into any lease pursuant to the Master Lease or otherwise until such time as Borrower completes and raises net proceeds in excess of $10,000,000.00 pursuant to a private placement acceptable to Lender.

               SECTION 5.26 Negative Covenants. The Borrower will not in any way hypothecate or create or permit to exist any lien, security interest, charge, or encumbrance on or other interest in any of its Intellectual Property in connection with any indebtedness of the Borrower, except Permitted Liens. Notwithstanding the foregoing, Borrower shall not be prohibited from (i) pledging or otherwise committing its Intellectual Property in order to engage in a joint venture or in connection with a merger or acquisition which has been consented to by the Lender or (ii) granting licenses to use its Intellectual Property to third parties in the ordinary course of business. Notwithstanding the exclusion of Intellectual Property from Lender's Collateral, Lender's security interest shall include proceeds from any sale of the Borrower's Intellectual Property.

               SECTION 5.27. Additional Requirements. The Borrower shall take all such further actions and execute all such further documents and instruments as the Lender may reasonably request to effect the transactions contemplated by this Agreement.

          SECTION  6.  FINANCIAL STATEMENTS.  Until the payment and satisfaction
                       --------------------
in full of all Obligations, the Borrower shall deliver to the Lender the following financial information:

               SECTION 6.1. Annual Financial Statements. As soon as available, but not later than 90 days after the end of each fiscal year of the Borrower and its consolidated subsidiaries, (i) the consolidated balance sheet, income statement, and statements of cash flows and shareholders equity for the Borrower and its consolidated subsidiaries (the "Financial Statements") for such year, audited by independent certified public accountants without an adverse qualification or (ii) a copy of the Borrower's Form 10-K as filed with the Securities and Exchange Commission; and

               SECTION 6.2. Quarterly Financial Statements. As soon as available, but not later than 30 days after the end of each of the first three fiscal quarters in any fiscal year of the Borrower and its consolidated subsidiaries, (i) the Financial Statements for such fiscal quarter, together with a certification duly executed by a responsible officer of the Borrower that such Financial Statements have been prepared in accordance with GAAP and are fairly stated in all material respects (subject to normal year-end audit adjustments) or (ii) a copy of the Borrower's Form 10-Q as filed with the Securities and Exchange Commission.

          SECTION  7.  EVENTS OF DEFAULT.  The occurrence of any of the
                       -----------------
following events shall constitute an Event of Default hereunder:

               (a) the Borrower shall fail to pay within three (3) business days of notice of failure to pay when due any principal or interest, or any other fee or other amount required to be paid by the Borrower under or in connection with any Note and this Agreement;

               (b) any representation or warranty made or deemed made by the Borrower under or in connection with any Loan Document or any Financial Statement shall prove to have been false or incorrect in any material respect when made or deemed made, provided that , so long as there is no material Adverse Effect on the Borrower or the rights of Lender hereunder as a result thereof, Borrower shall have ten (10) Business Days to cure the false or incorrect statement.;

               (c) the Borrower shall fail to perform or observe (i) any of the terms, covenants or agreements contained in Sections 5.4, 5.7, 5.10, 5.14 or
5.16 through 5.25 hereof or (ii) any other term, covenant, or agreement contained in any Loan Document (other than the other Events of Default specified in this Section 7) and such failure remains unremedied for the earlier of ten business days from (A) the date on which the Lender has given the Borrower written notice of such failure and (B) the date on which the Borrower knew or should have known of such failure;

               (d) any defined "Event of Default" shall occur under any other Loan Document; or Borrower or any Person shall deny or disaffirm its obligations under any of the Loan Documents or any Liens granted in connection therewith or shall otherwise challenge any of its obligations under any of the Loan Documents; or any Liens granted in any of the Collateral shall be determined to be void, voidable or invalid, are subordinated or are not given the priority contemplated by this Agreement; or any Loan Document shall for any reason cease to create a valid and perfected Lien on the Collateral purported to be covered thereby, of first priority (except for Permitted Liens);

               (e) dissolution, liquidation, winding up, or cessation of the Borrower's business, failure of the Borrower generally to pay its debts as they mature, admission in writing by the Borrower of its inability generally to pay its debts as they mature, or calling of a meeting of the Borrower's creditors for purposes of compromising any of the Borrower's debts;

               (f) the commencement by or against the Borrower of any bankruptcy, insolvency, arrangement, reorganization, receivership, or similar proceedings under any federal or state law and, in the case of any such involuntary proceeding, such proceeding remains undismissed or unstayed for thirty days following the commencement thereof, or any action by the Borrower is taken authorizing any such proceedings;

               (g) an assignment for the benefit of creditors is made by the Borrower, whether voluntary or involuntary, the appointment of a trustee, custodian, receiver, or similar official for the Borrower or for any substantial property of the Borrower, or any action by the Borrower authorizing any such proceeding;

               (h) the Borrower shall default in (i) the payment of principal or interest on any indebtedness in excess of $100,000 (other than the Obligations but including the Other Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such indebtedness was created, and such payment default has not been cured within any applicable grace period unless such default has been waived by such Person; or (ii) the observance or performance of any other agreement or condition relating to any such indebtedness or contained in any instrument or agreement relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such indebtedness to cause, with the giving of notice if required, such indebtedness to become due prior to its stated maturity, and such default has not been cured within any applicable grace period unless such default has been waived by such Person; or (iii) any loan or other agreement under which the Borrower has received financing from Transamerica Corporation or any of its affiliates, including, without limitation, the Master Lease Agreement dated November 17, 1998 and such default has not been cured within any applicable grace period unless such default has been waived by Lender or its affiliates;

               (i) the Borrower suffers or sustains a Material Adverse Change;

               (j) any tax lien, other than a Permitted Lien, is filed of record against the Borrower and is not bonded or discharged within five Business Days;

               (k) any judgment or order for the payment of money in excess of $200,000 and not otherwise covered by applicable insurance shall be rendered against the Borrower and such judgment or order shall not be stayed, vacated, bonded, or discharged within thirty days;

               (l) any material covenant, agreement, or obligation, as determined in the good faith business judgment of the Lender, made by the Borrower and contained in or evidenced by any of the Loan Documents shall cease to be enforceable, or shall be determined to be unenforceable by a court of competent jurisdiction, in accordance with its terms; the Borrower shall deny or disaffirm the Obligations under any of the Loan Documents or any liens granted in connection therewith; or any liens granted on any of the Collateral in favor of the Lender shall be determined to be void, voidable, or invalid, or shall not be given the priority contemplated by this Agreement; or

               (m) there is a change, which change results from a single transaction or series of related transactions, but not from the sale of newly issued securities to investors, in more than 35% of the ownership of any equity interests of the Borrower on the date hereof or more than 35% of such interests become subject to any contractual, judicial, or statutory lien, charge, security interest, or encumbrance, but not including liens on accounts of holders of stock in connection with margin and other broker liens.

          SECTION  8.  REMEDIES.  If any Event of Default shall have occurred
                       --------
and be continuing:

               (a) The Lender may, without prejudice to any of its other rights under any Loan Document or Applicable Law, declare all Obligations to be immediately due and payable (except with respect to any Event of Default set forth in Section 7(f) hereof, in which case all Obligations shall automatically become immediately due and payable without necessity of any declaration) without presentment, representation, demand of payment, or protest, which are hereby expressly waived.

               (b) The Lender may take possession of the Collateral and, for that purpose may enter, with the aid and assistance of any person or persons, any premises where the Collateral or any part hereof is, or may be placed, and remove the same.

               (c) The obligation of the Lender, if any, to make additional Loans or financial accommodations of any kind to the Borrower shall immediately terminate.

               (d) The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein (or in any Loan Document) or otherwise available to it, all the rights and remedies of a secured party under the applicable Uniform Commercial Code (the "Code") whether or not the Code applies to the affected Collateral and also may (i) require the Borrower to, and the Borrower hereby agrees that it will at its expense and upon request of the Lender forthwith, assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place to be designated by the Lender that is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Lender may deem commercially reasonable.

               (e) The Lender may accelerate or extend the time of payment, compromise, issue credits, or bring suit on all accounts receivable ("Receivables") and other Collateral (in the name of Borrower or the Lender) and otherwise administer and collect the Receivables and other Collateral.

               (f) The Lender may collect, receive, dispose of and realize upon any investment property Collateral, including withdrawal of any and all funds from any securities accounts.

               (g) The Lender may (i) settle or adjust disputes or claims directly with account debtors for amounts and upon terms which it considers advisable, and (ii) notify account debtors on the Receivables and other Collateral that the Receivables and Collateral have been assigned to the Lender, and that payments in respect thereof shall be made directly to the Lender. If an Event of Default has occurred and is continuing, Borrower hereby irrevocably authorizes and appoints the Lender, or any Person the Lender may designate, as its attorney-in-fact, at Borrower's sole cost and expense, to exercise, all of the following powers, which are coupled with an interest and are irrevocable, until all of the Obligations have been indefeasibly paid and satisfied in full in cash: (A) to receive, take, endorse, sign, assign and deliver, all in the name of the Lender or Borrower, any and all checks, notes, drafts, and other documents or instruments relating to the Collateral and (B) to take or bring, in the name of the Lender or Borrower, all steps, actions, suits or proceedings deemed by the Lender necessary or desirable to enforce or effect collection of Receivables and other Collateral or file and sign Borrower's name on a proof of claim in bankruptcy or similar document against any obligor of Borrower.

               (h) The Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Borrower recognizes that the Lender may be unable to make a public sale of any or all of any investment property Collateral, by reason of prohibitions contained in applicable securities laws or otherwise, and expressly agrees that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale.

               (i) Unless expressly prohibited by any licensor thereof, the Lender is in connection with realizing on the Collateral hereby granted a license to use all computer software programs, data bases, processes, trademarks, tradenames and materials used by Borrower in connection with its businesses or in connection with the Collateral.

               (j) All cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, or then or at any time thereafter applied in whole or in part by the Lender against, all or any part of the Obligations in such order as the Lender shall elect. Any surplus of such cash or cash proceeds held by the Lender and remaining after the full and final payment of all the Obligations shall be paid over to the Borrower or to such other Person to which the Lender may be required under applicable law, or directed by a court of competent jurisdiction, to make payment of such surplus.

          SECTION  9.   MISCELLANEOUS PROVISIONS.
                        ------------------------

               SECTION 9.1. Notices. Except as otherwise provided herein, all notices, approvals, consents, correspondence, or other communications required or desired to be given hereunder shall be given in writing and shall be delivered by overnight courier, hand delivery, or certified or registered mail, postage prepaid, if to the Lender, then to at 76 Batterson Park Road, Farmington, Connecticut 06032, with a copy to the Lender at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, and if to the Borrower, then to 48630 Milmont Drive, Fremont, California, 94538, attention:_________,___________ or such other address as shall be designated by the Borrower or the Lender to the other party in accordance herewith. All such notices and correspondence shall be effective when received.

               SECTION 9.2. Headings. The headings in this Agreement are for purposes of reference only and shall not affect the meaning or construction of any provision of this Agreement.

               SECTION 9.3. Assignments and Participations. The Borrower shall not have the right to assign any Note or this Agreement or any interest therein unless the Lender shall have given the Borrower prior written consent and the Borrower and its assignee shall have delivered assignment documentation in form and substance satisfactory to the Lender in its sole discretion. The Lender may assign (without the consent of Borrower) to one or more Persons, all or a portion of its rights and obligations under this Agreement and the other Loan Documents (provided that such Person shall not be a direct or indirect competitor of the Borrower). The Lender may sell participations in or to all or a portion of its rights and obligations under this Agreement, (including, without limitation, all or a portion of any Loans); provided, however, that the Lender's obligations under this Agreement shall remain unchanged. The Lender may, in connection with any permitted assignment or participation or proposed assignment or participation pursuant to this Agreement, disclose to the assignee or participant or proposed assignee or participant any information relating to Borrower furnished to the Lender by or on behalf of Borrower, subject to reasonable confidentiality restrictions.

               SECTION 9.4. Amendments, Waivers, and Consents. Any amendment or waiver of any provision of this Agreement and any consent to any departure by the Borrower from any provision of this Agreement shall be effective only by a writing signed by the Lender and shall bind and benefit the Borrower and the Lender and their respective successors and assigns, subject, in the case of the Borrower, to the first sentence of Section 9.3.

               SECTION 9.5. Interpretation of Agreement. Time is of the essence in each provision of this Agreement of which time is an element. All terms not defined herein or in a Note shall have the meaning set forth in the applicable Code, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with any Note, or any term or provision thereof, and is not dealt with herein with more specificity, this Agreement shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant in determining the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

               SECTION 9.6. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible payment in full of the Obligations,
(ii) be binding upon the Borrower and its successors and assigns and (iii) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors, transferees, and assigns.

               SECTION 9.7. Reinstatement. To the extent permitted by law, this Agreement and the rights and powers granted to the Lender hereunder and under the Loan Documents shall continue to be effective or be reinstated if at any time any amount received by the Lender in respect of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of the Borrower or upon the appointment of any receiver, intervenor, conservator, trustee, or similar official for the Borrower or any substantial part of its assets, or otherwise, all as though such payments had not been made.

               SECTION 9.8. Survival of Provisions. All representations, warranties, and covenants of the Borrower contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by the Borrower of the Obligations secured hereby.

               SECTION 9.9. Indemnification. The Borrower agrees to indemnify and hold harmless the Lender and its directors, officers, agents, employees, and counsel from and against any and all costs, expenses, claims, or liability incurred by the Lender or such Person hereunder and under any other Loan Document or in connection herewith or therewith, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Lender or such Person. In addition and without limiting the generality of the foregoing, Borrower shall, upon demand: (i) pay to the Lender all reasonable costs and expenses incurred by the Lender (including the reasonable fees and disbursements of counsel and other professionals) in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents, and pay to the Lender all reasonable costs and expenses (including the reasonable fees and disbursements of counsel and other professionals) paid or incurred by the Lender in order to enforce or defend any of its rights under or in respect of this Agreement, any other Loan Document or any other document or instrument now or hereafter executed and delivered in connection herewith, (ii) collect the Obligations or otherwise administer this Agreement, (iii) foreclose or otherwise realize upon the Collateral or any part thereof, (iv) prosecute actions against, or defend actions by, account debtors;
(v) commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; (vi) file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; examine, audit, copy, and inspect any of the Collateral or any of Borrower's books and records; (vii) protect, obtain possession of, lease, dispose of, or otherwise enforce the Lender's security interest in, the Collateral; and (viii) otherwise represent the Lender in any litigation relating to Borrower.

               SECTION 9.10. Counterparts; Signatures by Facsimile. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be an original, but both of which shall together constitute one and the same instrument. This Agreement and each of the other Loan Documents and any notices given in connection herewith or therewith may be executed and delivered by facsimile transmission all with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

               SECTION 9.11. Severability. In case any provision in or obligation under this Agreement or any Note or any other Loan Document shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

               SECTION 9.12. Delays; Partial Exercise of Remedies. No delay or omission of the Lender to exercise any right or remedy hereunder, whether before or after the happening of any Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such Event of Default. No single or partial exercise by the Lender of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.

               SECTION 9.13. Entire Agreement. The Borrower and the Lender agree that this Agreement, and the Schedule hereto, are the complete and exclusive statement and agreement between the parties with respect to the subject matter hereof, superseding all proposals and prior agreements, oral or written, and all other communications between the parties with respect to the subject matter hereof.

               SECTION 9.14. Setoff. In addition to and not in limitation of all rights of offset that the Lender may have under Applicable Law, and whether or not the Lender has made any demand or the Obligations of the Borrower have matured, the Lender shall have the right to appropriate and apply to the payment of the Obligations of the Borrower all deposits and other obligations then or thereafter owing by the Lender to or for the credit or the account of the Borrower.

               SECTION 9.15 Joint and Several Liability. Intentionally deleted.

               SECTION 9.16 Maximum Rate. Notwithstanding anything to the contrary contained elsewhere in this Agreement or in any other Loan Document, the parties hereto hereby agree that all agreements between them under this Agreement and the other Loan Documents, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, to the Lender for the use, forbearance, or detention of the money loaned to Borrower and evidenced hereby or thereby or for the performance or payment of any covenant or obligation contained herein or therein, exceed the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Obligations, under the laws of the State of Illinois (or the laws of any other jurisdiction whose laws may be mandatorily applicable notwithstanding other provisions of this Agreement and the other Loan Documents), or under applicable federal laws which may presently or hereafter be in effect and which allow a higher maximum non-usurious interest rate than under the laws of the State of Illinois (or such other jurisdiction), in any case after taking into account, to the extent permitted by applicable law, any and all relevant payments or charges under this Agreement and the other Loan Documents executed in connection herewith, and any available exemptions, exceptions and exclusions (the "Highest Lawful Rate"). If due to any circumstance whatsoever, fulfillment of any provisions of this Agreement or any of the other Loan Documents at the time performance of such provision shall be due shall exceed the Highest Lawful Rate, then, automatically, the obligation to be fulfilled shall be modified or reduced to the extent necessary to limit such interest to the Highest Lawful Rate, and if from any such circumstance the Lender should ever receive anything of value deemed interest by applicable law which would exceed the Highest Lawful Rate, such excessive interest shall be applied to the reduction of the principal amount then outstanding hereunder or on account of any other then outstanding Obligations and not to the payment of interest, or if such excessive interest exceeds the principal unpaid balance then outstanding hereunder and such other then outstanding Obligations, such excess shall be refunded to Borrower. All sums paid or agreed to be paid to the Lender for the use, forbearance, or detention of the Obligations and other indebtedness of Borrower to the Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness, until payment in full thereof, so that the actual rate of interest on account of all such indebtedness does not exceed the Highest Lawful Rate throughout the entire term of such indebtedness. The terms and provisions of this Section shall control every other provision of this Agreement, the other Loan Documents and all other agreements between the parties hereto.

               SECTION 9.17. WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

               SECTION 9.18. GOVERNING LAW. THE VALIDITY, INTERPRETATION, AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

               SECTION 9.19. Venue; Service of Process. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS SITUATED IN COOK COUNTY, OR OF THE

UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF ILLINOIS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER HEREBY IRREVOCABLY WAIVES, IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING, (A) ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS, AND (B) THE RIGHT TO INTERPOSE ANY NONCOMPULSORY SETFALL, COUNTERCLAIM OR CROSSCLAIM. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT THE ADDRESS FOR IT SPECIFIED IN SECTION 9.1 HEREOF. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION, SUBJECT IN EACH INSTANCE TO THE PROVISIONS HEREOF WITH RESPECT TO RIGHTS AND REMEDIES.

               SECTION 9.20. RELEASE OF LIEN.    Upon the payment in full of the
Obligations (other than such unliquidated contingent liabilities as remain in effect following payment in full of all other Obligations) and provided Borrower is not in default under the Other Obligations due to Lender the security interest and the liens granted hereby shall terminate and all rights in the Collateral shall revert to the Borrower. Upon any such termination, the Lender will, at the Borrower's expense, execute and deliver to the Borrower such documents to evidence such termination.

               SECTION 9.21. EXPENSES. All costs and reasonable expenses incurred by Lender in connection with (i) the underwriting, (ii) closing of the Loans and (iii) this execution and performance of the Borrower in connection with this Agreement and/or the Note whether or not any Loans are consummated and funds advance by Lender.

                    IN WITNESS WHEREOF, the undersigned Parties have caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first set forth above.



                              KERAVISION, INC.


                              BY: /S/MARK FISCHER-COLBRIE
                                  ----------------------------------------------
                                NAME: MARK FISCHER-COLBRIE
                                TITLE: VP FINANCE & ADMINISTRATION
                              FEDERAL TAX ID: 77-0328942



TRANSAMERICA BUSINESS CREDIT CORPORATION


BY:/S/ GARY P. MORO
   ------------------------------------------------
 NAME: GARY P. MORO
 TITLE: SENIOR VICE PRESIDENT - MARKETING

                                   Schedule A

                                       to

                          Loan and Security Agreement

Consents and Approvals (Section 4.2):

Other Places of Business and Locations of Collateral (Section 4.16):

Prior Names of Obligor (Section 4.7):

Prior Trade Names of Obligor (Section 4.7):

Existing Trade Names of Obligor (Section 4.7):

Federal Tax ID (Section 4.7):

Registered and Unregistered Patents (Section 4.11):

Registered and Unregistered Trademarks (Section 4.11):

Registered Copyrights (Section 4.11):

                                SENIOR TERM LOAN
                                 PROMISSORY NOTE
                                 ---------------
                                    1073-003

                                                         Date:  March 25, 1999

          FOR VALUE RECEIVED, the undersigned promises to pay to the order of Transamerica Business Credit Corporation or its assigns (the "Payee") at its office located at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, or at such other place as the Payee or the holder hereof may designate in writing, the principal amount of Five Million Dollars ($5,000,000.00) received by the undersigned, plus interest, in lawful money of the United States and in immediately available funds. This Note shall be payable commencing with a first installment (interest only) of Twelve Thousand, Two Hundred Seventy Nine and 19/100 Dollars ($12,279.19) payable on March 25, 1999 and thereafter in 30 consecutive equal monthly installments (interest only) of Fifty Two Thousand, Six Hundred Twenty Five and 00/100 Dollars ($52,625.00), commencing April 30, 1999, payable on the thirtieth day of each month, and a final installment (principal and interest) payable on September 30, 2001 of Five Million, Fifty Two Thousand, Six Hundred Twenty Five and 00/100 Dollars ($5,052,625.00) together with any unpaid balance of the Note. No amount of principal paid or prepaid hereunder may be reborrowed.

          This Note is one of the Notes referred to in the Master Loan and Security Agreement dated as of March 25, 1999 (as amended, supplemented or otherwise modified from time to time, the "Agreement"), between the undersigned and the Payee and is subject and entitled to all provisions and benefits thereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

          If any installment of this Note is not paid within five days after its due date, the undersigned agrees to pay on demand, in addition to the amount of such installment, an amount equal to 4% of such installment, but only to the extent permitted by Applicable Law.

          The undersigned shall have the right to prepay this Note at any time on thirty days' prior written notice to the Payee. On the date of any such prepayment, the undersigned will pay an amount equal to 6% of the principal amount being prepaid, together with all interest, fees and other amounts payable on the amount so prepaid or in connection therewith to the date of such prepayment. Any prepayments will be applied to the installments hereof in the inverse order of maturity.

          Upon the maturity of this Note or the acceleration of the maturity of this Note in accordance with the terms of the Agreement, the entire unpaid principal amount on this Note, together with all interest, fees and other amounts payable hereon or in connection herewith, shall be immediately due and payable without further notice or demand, with interest on all such amounts at a rate not to exceed the lesser of 18% per annum or the maximum rate allowed by law, from the date of such maturity or acceleration, as the case may be, until all such amounts have been paid.

          If any payment on this Note becomes payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day.

          The undersigned hereby waives diligence, demand, presentment, protest and notice of any kind, and assents to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice. The undersigned agrees to pay all amounts under this Note without offset, deduction, claim, counterclaim, defense or recoupment, all of which are hereby waived.

          The Payee, the undersigned and any other parties to the Loan Documents intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Loan Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by Applicable Law from time to time in effect. Neither the undersigned nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under Applicable Law from time to time in effect, and the provisions of this paragraph shall control over all other provisions of the Loan Documents which may be in conflict or apparent conflict herewith. The Payee expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If (a) the maturity of any Obligation is accelerated for any reason, (b) any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or (c) the Payee or any other holder of any or all of the Obligations shall otherwise collect amounts which are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be charged by Applicable Law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Obligations or, at the Payee's or such holder's option, promptly returned to the undersigned upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under Applicable Law, the Payee and the undersigned (and any other payors thereof) shall to the greatest extent permitted under Applicable Law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread the total amount of interest through the entire contemplated term of this Note in accordance with the amount outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under Applicable Law in order to lawfully charge the maximum amount of interest permitted under Applicable Law.

          This Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the undersigned and the Payee or any holder hereof.

          The undersigned shall, upon demand, pay to the Payee all costs and expenses incurred by the Payee (including the reasonable fees and disbursements of counsel and other professionals) in connection with the preparation, execution and delivery of this Note and all other Loan Documents (not to exceed $5,000), and out-of-pocket expenses in connection with the administration, modification and amendment of the Loan Documents, and pay to the Payee all costs and expenses (including the fees and disbursements of counsel and other professionals) paid or incurred by the Payee in (A) enforcing or defending its rights under or in respect of this Note or any of the other Loan Documents, (B) collecting any of the liabilities by the undersigned to the Payee or otherwise administering the Loan Documents, (C) foreclosing or otherwise collecting upon any collateral and (D) obtaining any legal, accounting or other advice in connection with any of the foregoing.

          This Note shall be binding upon the successors and assigns of the undersigned and inure to the benefit of the Payee and its successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

          EACH OF THE UNDERSIGNED AND, BY ITS ACCEPTANCE HEREOF, THE PAYEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS NOTE AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

          THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.




                                KERAVISION, INC.


                                By: /s/ Mark Fischer-Colbrie
                                   --------------------------------------
                                   Name:   Mark Fischer-Colbrie
                                   Title:  VP Finance & Administration, CFO

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                                     No. 1
                           STOCK SUBSCRIPTION WARRANT

                          To Purchase Common Stock of

                        KERAVISION, INC. (THE "COMPANY")

                   DATE OF INITIAL ISSUANCE:  MARCH 25, 1999

          THIS CERTIFIES THAT for value received, TBCC FUNDING TRUST II or its registered assigns (hereinafter called the "Holder") is entitled to purchase from the Company, at any time during the Term of this Warrant, Fifty-Five Thousand Four Hundred Ninety-Two (55,492) shares of common stock, $0.001 par value, of the Company (the "Common Stock"), at the Warrant Price, payable as provided herein. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions herein contained, and may be exercised in whole or in part.

SECTION 1.  Definitions.
            -----------

          For all purposes of this Warrant, the following terms shall have the meanings indicated:

          Common Stock - shall mean and include the Company's authorized Common
          ------------
Stock, $0.001 par value, as constituted at the date hereof.

          Exchange Act - shall mean the Securities Exchange Act of 1934, as
          ------------
amended from time to time.

          Securities Act - shall mean the Securities Act of 1933, as amended.
          --------------

          Term of this Warrant - shall mean the period beginning on the date of
          --------------------
initial issuance hereof and ending on March __, 2006.

          Warrant Price -  shall mean $10.8125 per share, subject to adjustment
          -------------
 in accordance with Section 5 hereof.

          Warrants -  shall mean this Warrant and any other Warrant or Warrants
          --------
issued in connection with a Commitment Letter dated August 22, 1997 executed by the Company and Transamerica Business Credit Corporation (the "Commitment Letter") to the original holder of this Warrant, or any transferees from such original holder or this Holder.

     Warrant Shares - shall mean shares of Common Stock purchased or purchasable
     --------------
by the Holder of this Warrant upon the exercise hereof.

SECTION 2.  Exercise of Warrant.
            -------------------

     2.1. Procedure for Exercise of Warrant.  To exercise this Warrant in whole
          ---------------------------------
or in part (but not as to any fractional share of Common Stock), the Holder shall deliver to the Company at its office referred to in Section 12 hereof at any time and from time to time during the Term of this Warrant: (i) the Notice of Exercise in the form attached hereto, (ii) cash, certified or official bank check payable to the order of the Company, wire transfer of funds to the Company's account, or evidence of any indebtedness of the Company to the Holder (or any combination of any of the foregoing) in the amount of the Warrant Price for each share being purchased, and (iii) this Warrant. Notwithstanding any provisions herein to the contrary, if the Current Market Price (as defined in Section 5) is greater than the Warrant Price (at the date of calculation, as set forth below), in lieu of exercising this Warrant as provided above permitted, the Holder may elect to receive shares of Common Stock equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the office of the Company referred to in Section 12 hereof, together with the Notice of Exercise, in which event the Company shall issue to the Holder that number of shares of Common Stock computed using the following formula:

                              CS = WCS x (CMP-WP)
                                   --------------
                                      CMP

Where

          CS equals the number of shares of Common Stock to be issued to the
                       Holder

          WCS equals the number of shares of Common Stock purchasable under the
                       Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

          CMP equals the Current Market Price (at the date of such calculation)

          WP equals the Warrant Price (as adjusted to the date of such calculation)

In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder or such other name or names as may be designated by the Holder, shall be delivered to the Holder hereof within a reasonable time, not exceeding fifteen (15) days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

     2.2. Transfer Restriction Legend.  Each certificate for Warrant Shares
          ---------------------------
shall bear the following legend (and any additional legend required by (i) any applicable state securities laws and (ii) any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof unless at the time of exercise such Warrant Shares shall be registered under the Securities Act:

            "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the laws of any State and may not be sold or transferred in the absence of such registration or an exemption therefrom under the Securities Act of 1933 and any applicable state securites laws.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby) shall also bear such legend unless, in the opinion of counsel for the holder thereof (which counsel shall be reasonably satisfactory to counsel for the Company) the securities represented thereby are not, at such time, required by law to bear such legend

SECTION 3.  Covenants as to Common Stock.  The Company covenants and agrees that
            ----------------------------
all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens (except those imposed by the holder) and charges with respect to the issue thereof. The Company further covenants and agrees that it will pay when due and payable any and all federal and state taxes which may be payable in respect of the issue of this Warrant or any Common Stock or certificates therefor issuable upon the exercise of this Warrant. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. The Company further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Common Stock issuable upon the exercise of this Warrant is listed on any national securities exchange, the Company will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon exercise of this Warrant.

SECTION 4.  Adjustment of Number of Shares. Upon each adjustment of the Warrant
            ------------------------------
Price as provided in Section 5, the Holder shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

SECTION 5.  Adjustment of Warrant Price.  The Warrant Price shall be subject to
            ---------------------------
adjustment from time to time as follows:

     (i) If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Warrant

Price shall be appropriately decreased so that the number of shares of Common Stock issuable upon the exercise hereof shall be increased in proportion to such increase in outstanding shares.

     (ii) If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Warrant Price shall appropriately increase so that the number of shares of Common Stock issuable upon the exercise hereof shall be decreased in proportion to such decrease in outstanding shares.

     (iii) In case, at any time during the Term of this Warrant, the Company shall declare a cash dividend upon its Common Stock payable otherwise than out of earnings or earned surplus or shall distribute to holders of its Common Stock shares of its capital stock (other than Common Stock), stock or other securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends and distributions) or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of the Company convertible into or exchangeable for Common Stock), then, in each such case, immediately following the record date fixed for the determination of the holders of Common Stock entitled to receive such dividend or distribution, the Warrant Price in effect thereafter shall be determined by multiplying the Warrant Price in effect immediately prior to such record date by a fraction of which the numerator shall be an amount equal to the difference of (x) the Current Market Price of one share of Common Stock minus
(y) the fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the stock, securities, evidences of indebtedness, assets, options or rights so distributed in respect of one share of Common Stock, and of which the denominator shall be such Current Market Price.

     (iv) All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-tenth (1/10) of a share, as the case may be.

     (v) For the purpose of any computation pursuant to this Section 5, the Current Market Price at any date of one share of Common Stock shall be deemed to be the average of the daily closing prices for the 10 consecutive business days ending on the last business day before the day in question (as adjusted for any stock dividend, split, combination or reclassification that took effect during such 15 business day period). The closing price for each day shall be the last reported sales price regular way or, in case no such reported sales took place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or as reported by Nasdaq (or if the Common Stock is not at the time listed or admitted for trading on any such exchange or if prices of the Common Stock are not reported by Nasdaq then such price shall be equal to the average of the last reported bid and asked prices on such day as reported by The National Quotation Bureau Incorporated or any similar reputable quotation and reporting service, if such quotation is not reported by The National Quotation Bureau Incorporated); provided, however, that if the Common Stock is not traded in such manner that the quotations referred to in this clause (v) are available for the period required hereunder, the Current Market Price shall be determined in good faith by the Board of Directors of the Company or, if such determination cannot be made, by a nationally recognized independent investment banking firm selected by the Board of Directors of the Company (or if such selection cannot be made, by a nationally recognized independent investment banking firm selected by the American Arbitration Association in accordance with its rules).

     (vi) Whenever the Warrant Price shall be adjusted as provided in Section 5, the Company shall prepare a statement showing the facts requiring such adjustment and the Warrant Price that shall be in effect after such adjustment. The Company shall cause a copy of such statement to be sent by mail, first class postage prepaid, to each Holder of this Warrant at its, his or her address appearing on the Company's records. Where appropriate, such copy may be given in advance and may be included as part of the notice required to be mailed under the provisions of subsection (viii) of this Section 5.

     (vii) Adjustments made pursuant to clauses (i), (ii) and (iii) above shall be made on the date such dividend, subdivision, split-up, combination or distribution, as the case may be, is made, and shall become effective at the opening of business on the business day next following the record date for the determination of stockholders entitled to such dividend, subdivision, split-up, combination or distribution.

     (viii) In the event the Company shall propose to take any action of the types described in clauses (i), (ii), or (iii) of this Section 5, the Company shall forward, at the same time and in the same manner, to the Holder of this Warrant such notice, if any, which the Company shall give to the holders of capital stock of the Company.

     (ix) In any case in which the provisions of this Section 5 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event issuing to the Holder of all or any part of this Warrant which is exercised after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such exercise before giving effect to such adjustment exercise; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

SECTION 6.  Ownership.
            ---------

     6.1. Ownership of This Warrant.  The Company may deem and treat the person
          -------------------------
in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 6.

     6.2. Transfer and Replacement.  This Warrant and all rights hereunder are
          ------------------------
transferable in whole or in part upon the books of the Company by the Holder hereof in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of the Holder, if a partial transfer is effected) shall be made and delivered by the Company upon surrender of this Warrant duly endorsed, at the office of the Company referred to in Section 12 hereof. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Holder hereof is an instrumentality of a state or local government or an institutional holder or a nominee for such an instrumentality or institutional holder an irrevocable agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 6, and no evidence of loss or theft or destruction shall be necessary. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than stock transfer taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by the Holder. Holder will not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws.

SECTION 7.  Mergers, Consolidation, Sales.  In the case of any proposed
            -----------------------------
consolidation or merger of the Company with another entity, or the proposed sale of all or substantially all of its assets to another person or entity, or any proposed reorganization or reclassification of the capital stock of the Company, then, as a condition of such consolidation, merger, sale, reorganization or reclassification, lawful and adequate provision shall be made whereby the Holder of this Warrant shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein, in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable hereunder, such shares of stock, securities or assets as may (by virtue of such consolidation, merger, sale, reorganization or reclassification) be issued or payable with respect to or in exchange for the number of shares of such Common Stock purchasable hereunder immediately before such consolidation, merger, sale, reorganization or reclassification. In any such case appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof shall thereafter be applicable as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of this Warrant.

SECTION 8.  Notice of Dissolution or Liquidation.  In case of any distribution
            ------------------------------------
of the assets of the Company in dissolution or liquidation (except under circumstances when the foregoing Section 7 shall be applicable), the Company shall give notice thereof to the Holder hereof and shall make no distribution to shareholders until the expiration of thirty (30) days from the date of mailing of the aforesaid notice and, in any case, the Holder hereof may exercise this Warrant within thirty (30) days from the date of the giving of such notice, and all rights herein granted not so exercised within such thirty-day period shall thereafter become null and void.

SECTION 9.  Notice of Extraordinary Dividends.  If the Board of Directors of the
            ---------------------------------
Company shall declare any dividend or other distribution on its Common Stock except out of earned surplus or by way of a stock dividend payable in shares of its Common Stock, the Company shall mail notice thereof to the Holder hereof not less than thirty (30) days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution, and the Holder hereof shall not participate in such dividend or other distribution unless this Warrant is exercised prior to such record date. The provisions of this Section 9 shall not apply to distributions made in connection with transactions covered by Section 7.

SECTION 10.  Fractional Shares.  Fractional shares shall not be issued upon the
             -----------------
exercise of this Warrant but in any case where the Holder would, except for the provisions of this Section 10, be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Warrant, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the excess of the value of such fractional share (determined in such reasonable manner as may be prescribed in good faith by the Board of Directors of the Company) over the Warrant Price for such fractional share.

SECTION 11.  Special Arrangements of the Company.  The Company covenants and
             -----------------------------------
agrees that during the Term of this Warrant, unless otherwise approved by the Holder of this Warrant:

     11.1.  Will Reserve Shares.  The Company will reserve and set apart and
            -------------------
have available for issuance at all times, free from preemptive or other preferential rights, the number of shares of authorized but unissued Common Stock deliverable upon the exercise of this Warrant.

     11.2.  Will Not Amend Certificate.  The Company will not amend its
            --------------------------
Certificate of Incorporation to eliminate as an authorized class of capital stock that class denominated as "Common Stock" on the date hereof.

     11.3.  Will Bind Successors.  This Warrant shall be binding upon any
            --------------------
corporation or other person or entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

SECTION 12.  Notices.  Any notice or other document required or permitted to be
             -------
given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to, the Holder at Transamerica Technology Finance Division, 76 Batterson Park Road, Farmington, Connecticut 06032, Attention: Assistant Vice President, Lease Administration, with a copy to the Lender at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, Attention:
Legal Department or to such other address as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, the Company at 48630 Milmont Drive, Fremont, California, 94538, Attention: Chief Financial Officer or to such other address as shall have been furnished in writing to the Holder by the Company. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

SECTION 13.  No Rights as Stockholder; Limitation of Liability.  This Warrant
             -------------------------------------------------
shall not entitle the Holder to any of the rights of a shareholder of the Company except upon exercise in accordance with the terms hereof. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price hereunder or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 14.  Law Governing.  THE VALIDITY, INTERPRETATION, AND ENFORCEMENT OF
             -------------
THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

SECTION 15.  Miscellaneous.  This Warrant and any provision hereof may be
             -------------
changed, waived, discharged or terminated only by an instrument in writing signed by both parties (or any respective predecessor in interest thereof). The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer this 24/th/ day of March, 1999.



                                 KERAVISION, INC.
[CORPORATE SEAL]
                                 By:  /s/ Mark Fischer-Colbrie
                                      ------------------------
                                 Title:  VP Finance & Administration, CFO
                                         --------------------------------

                           FORM OF NOTICE OF EXERCISE

                [To be signed only upon exercise of the Warrant]

                    TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO EXERCISE THE WITHIN WARRANT


     The undersigned hereby exercises the right to purchase _________ shares of Common Stock which the undersigned is entitled to purchase by the terms of the within Warrant according to the conditions thereof, and herewith

[check one]
                        [ ]   makes payment of $__________ therefor; or

                        [ ] directs the Company to issue ______ shares, and to withhold ____ shares in lieu of payment of the Warrant Price, as described in Section 2.1 of the Warrant.

All shares to be issued pursuant hereto shall be issued in the name of and the initial address of such person to be entered on the books of the Company shall be:


     The shares are to be issued in certificates of the following denominations:



                                 -----------------------------------------------
                                 [Type Name of Holder]


                                 By:
                                    --------------------------------------------
                                 Title:
                                       -----------------------------------------

Dated:
     -----------------------------------

                               FORM OF ASSIGNMENT
                                    (ENTIRE)

              [To be signed only upon transfer of entire Warrant]

                    TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT

     FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto _______________________________ all rights of the undersigned under and pursuant to the within Warrant, and the undersigned does hereby irrevocably constitute and appoint _______________________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.




                                 -----------------------------------------------
                                 [Type Name of Holder]


                                 By:
                                    --------------------------------------------
                                 Title:
                                       -----------------------------------------

Dated:
      -------------------------------------

NOTICE

     The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                               FORM OF ASSIGNMENT
                                   (PARTIAL)

              [To be signed only upon partial transfer of Warrant]

                    TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT

     FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfers unto _______________________________ (i) the rights of the undersigned to purchase ___ shares of Common Stock under and pursuant to the within Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the within Warrant, it being understood that the undersigned shall retain, severally (and not jointly) with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.




                                 -----------------------------------------------
                                 [Type Name of Holder]


                                 By:
                                    -------------------------------------------
                                 Title:
                                       -----------------------------------------

Dated:
      --------------------------------


NOTICE

     The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.